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                                                                   EXHIBIT 10.40

                     FIRST AMENDMENT TO REPAYMENT GUARANTY
                     -------------------------------------

     This FIRST AMENDMENT TO REPAYMENT GUARANTY ("Amendment") is entered into as of the 10th day of August, 1993 by and between SANTA ANITA REALTY ENTERPRISES,
       ----
INC., a Delaware Corporation ("Guarantor") and THE MITSUBISHI BANK, LIMITED
        --------------------
("Lender") with respect to the following facts:

     A. On or about May 18, 1990 Guarantor delivered that certain Repayment Guaranty ("Guaranty") for the benefit of Lender in connection with that certain $170,000,000 loan ("Loan") made by Lender to Towson Town Center, Inc. Capitalized words used but not otherwise defined herein shall have the meaning afforded them in the Guaranty.

     B. Pursuant to the terms of Sections 2.02(c), (d) and (e) of the Guaranty, the Guaranteed Debt may be reduced from time to time.

     C. Guarantor has requested a reduction in the Guaranteed Debt pursuant to the terms of the Guaranty and Guarantor and Lender wish to enter into this Amendment to reflect such reduction.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Lender and Guarantor hereby agree as follows:

     1. Effective as of January 1, 1993 the Guaranteed Debt shall hereby be deemed to be $66,135,000, plus interest accruing thereon from time to time pursuant to the terms of the documents evidencing and securing repayment of the Loan ("Loan Documents"), and a pro rata portion of any letter of credit fees, late charges, breakage fees if any, and any other costs due and payable under the Loan Documents, based upon a Guaranteed Debt of $66,135,000 and the actual amount from time to time outstanding under the Loan Documents. Notwithstanding the foregoing, default interest, as it accrues on the Guaranteed Debt, shall be fully payable by Guarantor if and when due under the Loan Documents.

     2. Notwithstanding anything in this Amendment to the contrary, any and all costs of collection incurred by Lender, as more particularly set forth in
Section 3.01 of the Guaranty, shall remain the full and complete obligation of Guarantor.

     3. Except as modified herein, the Guaranty remains in full force and effect and is hereby ratified and affirmed by Guarantor. Guarantor hereby certifies that as of the date hereof there are no Events of Default under the Guaranty nor events, that with notice, the passage of time of both, will constitute an Event of Default under the Guaranty.


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     4.    The Guaranty shall remain in full force and effect
until repayment in full of all amounts due under the Loan
Documents, and expiration of any preference or other period applicable to debtors.


     IN WITNESS WHEREOF, the parties hereto have entered into this First Amendment to Repayment Guaranty as of the date first set forth above.

                         THE MITSUBISHI BANK, LIMITED,
                         Los Angeles Branch


                         By: /s/ Cathy L. Chase
                             -------------------------
                         Its: Authorized Signatory
                             -------------------------

                         SANTA ANITA REALTY ENTERPRISES, INC.,
                         a Delaware Corp.
                           ----------------------

                         By: /s/ Glenn L. Carpenter
                             -------------------------
                         Its: Pres.-CEO
                             -------------------------

                         By: /s/ Donald G. Herman
                             -------------------------
                         Its: VP Finance
                             -------------------------


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